UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  01/07/2005

Newmont Mining Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-31240

Delaware	84-1611629
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1700 Lincoln Street
Denver, Colorado 80203
(Address of Principal Executive Offices, Including Zip Code)

303-863-7414
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Following the expiration on December 31, 2004 of the outstanding rights to purchase shares of the Series A Junior Participating Preferred Stock of Newmont Mining Corporation (the "Company"), as disclosed in the Company's Current Report on Form 8-K filed on January 5, 2005, the Company filed on January 7, 2005 a Certificate of Elimination with the Secretary of State of Delaware eliminating the Certificate of Designations with respect to the Company's Series A Junior Participating Preferred Stock.

A copy of the Certificate of Elimination is attached as Exhibit 4.1 to this Current Report.

Item 9.01.    Financial Statements and Exhibits

4.1        Certificate of Elimination

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Newmont Mining Corporation

Date: January 12, 2005.	By:	/s/ Britt D. Banks
Britt D. Banks
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-4.1	Certificate of Elimination